EXHIBIT 13.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Atlassian Corporation Plc (the “Company”) on Form 20-F for the fiscal year ended June 30, 2019 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Michael Cannon-Brookes, do certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

ATLASSIAN CORPORATION PLC

Date: August 23, 2019	By:	/s/ MICHAEL CANNON-BROOKES
		Name:	Michael Cannon-Brookes
		Title:	Co-Chief Executive Officer